UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

(Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported): October 23, 2009

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A Napa, California	94458
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 23, 2009 Senetek Plc (the “Company”) issued a press release announcing that it has engaged Miller Tabak + Co., LLC as exclusive financial advisor to assist the Board of Directors with a review of strategic options and development of a business plan to maximize the assets of the company.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Number	Exhibit

99.1	Press release dated October 23, 2009, titled “Senetek PLC Engages Miller Tabak as Financial and Strategic Advisors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2009	SENETEK PLC
(Registrant)

	By:	/s/ WILLIAM F. O’KELLY
	Name:	William F. O’Kelly
	Title:	Chief Financial Officer

3